Ivy Variable Insurance Portfolios

Supplement dated April 12, 2018 to the

Ivy Variable Insurance Portfolios Statement of Additional Information

dated April 28, 2017

as supplemented July 14, 2017, December 8, 2017 and February 26, 2018

Advantus Capital Management, Inc., the subadviser to Ivy VIP Advantus Real Estate Securities, will change its name to Securian Asset Management, Inc. (Securian) effective April 30, 2018. Therefore, effective April 30, 2018, the Statement of Additional Information is amended to reflect the following name changes:

∎	The name of Ivy VIP Advantus Real Estate Securities is changed to Ivy VIP Securian Real Estate Securities

∎	All references to Advantus Capital Management, Inc. and Advantus Capital are amended to read Securian Asset Management, Inc. and Securian, respectively.

Effective immediately, the following replaces the last sentence of the second paragraph of the “The Portfolios, Their Investments, Related Risks and Restrictions — Securities — General” section on page 6:

In the case of a “split-rated” security, which results when NRSROs rate the security at different rating levels (e.g., BBB by S&P and a higher or lower rating by another NRSRO), it is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used.

Effective immediately, the following replaces the “The Portfolios, Their Investments, Related Risks and Restrictions — Specific Securities and Investment Practices — Lending Securities” section on pages 15-16:

    Lending Securities

For the purpose of realizing additional income or offsetting expenses, each Portfolio may lend portfolio securities up to the maximum amount of its total assets allowed under the 1940 Act (currently, one-third of total assets which, for purposes of this limitation, include the value of collateral received in return for securities loaned). Under a Portfolio’s securities lending procedures, the Portfolio may lend securities only to broker-dealers and financial institutions deemed creditworthy by the Investment Manager. The creditworthiness of entities to which a Portfolio makes loans of portfolio securities is monitored by the Investment Manager throughout the term of the loan.

If a Portfolio lends securities, the borrower pays the Portfolio an amount equal to the dividends or interest on the securities that the Portfolio would have received if it had not loaned the securities. The Portfolio also receives additional compensation.

In addition, a borrower must collateralize any securities loans that it receives from a Portfolio in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Portfolio must receive collateral equal to no less than 102% of the market value of the securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Under the present Guidelines, the collateral must consist of cash or U.S. government securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. Such collateral will be marked-to-market daily, and if the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned). If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Portfolio to receive interest on the investment of the cash collateral or to receive interest on the U.S. government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that a Portfolio may accept as collateral are agreements by banks (other than the borrowers of the Portfolio’s securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Portfolio, while the letter is in effect, amounts demanded by the Portfolio if the demand meets the terms of the letter. The Portfolio’s right to make this demand secures the borrower’s obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Portfolio’s custodian bank) must be satisfactory to the Investment Manager. The Portfolio will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Portfolio within five business days after the Portfolio gives notice to do so. If the Portfolio loses its voting rights on securities loaned, it will not be able to have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Portfolio may pay reasonable finder’s, administrative and custodian fees in connection with loans of securities.

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Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote, as to: (1) whom securities may be loaned; (2) the investment of cash collateral; or (3) voting rights.

There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Portfolio is not able to recover the securities loaned, the Portfolio may sell the collateral and purchase a replacement investment in the market. Additional transaction costs would result, and the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Until the replacement can be purchased, the Portfolio will not have the desired level of exposure to the security which the borrower failed to return. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects the Portfolio to greater market risk including losses on the collateral and, should the Portfolio need to look to the collateral in the event of the borrower’s default, losses on the loan secured by that collateral.

Effective April 30, 2018, the following is inserted immediately preceding the “Portfolio Managers — Portfolio Managers employed by Securian — Conflicts of Interest” section beginning on page 87:

The following table provides information relating to the portfolio manager of the specified Portfolio as of March 31, 2018:

Joshua M. Klaetsch — Ivy VIP Securian Real Estate Securities*

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

*	Mr. Klaetsch assumed co-investment management responsibilities for Ivy VIP Securian Real Estate Securities effective April 30, 2018.

Effective April 30, 2018, the following is inserted immediately preceding the “Brokerage Allocation and Other Practices” section beginning on page 88:

As of March 31, 2018, the dollar range of shares of the Portfolio beneficially owned by the portfolio manager was:

Manager	Dollar Range of Shares Owned* in Ivy VIP Securian Real Estate Securities	Dollar Range of Shares Owned in Fund Complex
Joshua M. Klaetsch**	$0	$10,001 to $50,000

*	The Portfolio’s shares are available for purchase only by Participating Insurance Companies and are indirectly owned by investors in the Policies for which the Portfolio serves as an underlying investment vehicle.
**	Mr. Klaetsch assumed co-investment management responsibilities for Ivy VIP Securian Real Estate Securities effective April 30, 2018.

Effective immediately, the following is inserted as a new paragraph of the “Taxation of the Portfolios” section beginning on page 98:

When a Portfolio engages in securities lending, while securities are loaned out by such Portfolio, the Portfolio generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a Portfolio with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Portfolio, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

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